UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2010 (January 19, 2010)

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-154750	26-3455189
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2909 Hillcroft Suite 420 Houston, Texas		77057
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (713) 467-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in and Disagreements With Accountants on Accounting and Financial Disclosure

Previous independent registered public accounting firm

(a) On February 23, 2010 , Hartman Short Term Income Properties XX, Inc. (the “Registrant” or the “Company”) notified GBH CPAs, PC (“GBH”)  that  it was dismissed as the Registrant’s  independent registered public accounting firm. The decision to dismiss the GBH as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on January 19, 2010.  The report of GBH on the Company’s financial statements for the period February 5, 2009  (date of inception) to September 30, 2009 did not contain an adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the period February 5, 2009 (date of inception) to September 30, 2009  through February 23, 2010, the Company has not had any disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to GBH’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s consolidated financial statements for such periods.

During the period February 5, 2009  (date of inception) to September 30, 2009  through February 23, 2010 , there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided GBH with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from GBH is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On January 19, 2010 (the “Engagement Date”), the Company engaged RBSM LLP (“RBSM ”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2009. The decision to engage RBSM as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with RBSM regarding either:

(1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(2) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

16.1           Letter from GBH CPAs, PC regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.
Date: February 23, 2010	By:	/s/ Allen R. Hartman
Allen R. Hartman
Chief Executive Officer